Public Service Enterprise Group PSEG Earnings Conference Call 2nd Quarter 2013 July 30, 2013 Exhibit 99.1

Forward-Looking Statement
Certain of the matters discussed in this report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those anticipated. Such statements are based on management’s beliefs as well as assumptions made by and information currently available to management. When used herein, the word
“anticipate,” “intend,” “estimate,” “believe,” “expect,” “plan,” “should,” “hypothetical,” “potential,” “forecast,” “project,” variations of such words and similar expressions are intended to identify forward-looking statements. Factors that may cause actual results to differ are often presented with the forward-looking statements themselves. Other factors that could cause actual results to differ materially from those contemplated in any forward-looking statements made by us herein are discussed in Item 1. Financial Statements—Note 9. Commitments and Contingent Liabilities, Item 2. Management’s Discussion and Analysis of
Financial Condition and Results of Operations, and other factors discussed in filings we make with the United States Securities and Exchange Commission (SEC).
These factors include, but are not limited to:
All of the forward-looking statements made in this report are qualified by these cautionary statements and we cannot assure you that the results or developments anticipated by management will be realized or even if realized, will have the expected consequences to, or effects on, us or our business prospects, financial condition or results of operations. Readers are cautioned not to place undue reliance on these forward-looking statements in making any investment decision.
Forward-looking statements made in this report apply only as of the date of this report. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if internal estimates change, unless otherwise required by applicable securities laws.  The forward-looking statements contained in this report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended.
• adverse changes in the demand for or the price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and risks,
• any deterioration in our credit quality or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve, or continue to sustain, our expected levels of operating performance,
• any equipment failures, accidents, severe weather events or other incidents that impact our ability to provide safe and reliable service to our customers, and any inability to sufficiently obtain coverage or recover proceeds of insurance on such matters,
• increases in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in funding requirements, and
• changes in technology and customer usage patterns.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to Income from Continuing
Operations/Net Income reported in accordance with accounting principles generally accepted in the United States (GAAP).  Operating Earnings is a
non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with Nuclear Decommissioning Trust
(NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2013 Q2 Review Ralph Izzo Chairman, President and Chief Executive Officer EXHIBIT 99.1

Q2 Earnings Summary
$ millions (except EPS)
2013 2012
Operating Earnings
$  243  $  215
Reconciling Items, Net of Tax
90 (4)
Income from Continuing Operations/Net
Income
$  333 $  211
EPS from Operating Earnings*
$  0.48 $  0.43
Quarter ended June 30
* See Page A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

First Half 2013 Earnings Summary
$ millions (except EPS)
2013 2012
Operating Earnings
$  676  $  647
Reconciling Items, Net of Tax
(23) 57
Income from Continuing Operations/
Net Income
$  653 $  704
EPS from Operating Earnings*
$  1.33 $  1.28
Six months ended June 30
* See Page A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

PSEG – Q2 2013 Highlights
Strong Earnings
Operating earnings of $0.48 vs. $0.43 per share in Q2 2012
Power benefitted from higher PJM capacity prices and an improvement in market prices for energy
Increased contribution to earnings from PSE&G’s investment in transmission
Operational Excellence
PSEG Power output was flat in Q2 despite extended refueling at Salem 1
Diversity and location of Power’s fleet provided flexibility to participate in market
PSE&G’s O&M on track to meet full-year expectations
PSEG Disciplined Capital Investment
BPU approved Solar Agreement to extend Solar 4 All and Solar Loan III investment
54 NJ municipalities and five counties have approved resolutions in support of PSE&G’s
Energy Strong proposal to fortify its electric and gas distribution systems
Transmission construction program continues on schedule
Market Developments
2016/2017 RPM auction again recognized the locational advantage of Power’s assets
US District Court decision on LCAPP litigation awaited in both NJ and MD
New LIPA agreement under consideration would broaden and extend original contract terms

$2.25 - $2.50E
PSEG – Maintaining 2013 Guidance
$2.74
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.  E = Estimate.
$2.44
Based on our performance year-to-date, we expect operating
earnings for the full year to be at the upper end of guidance assuming normal weather and unit operations
2011 Operating Earnings* 2012 Operating Earnings* 2013 Operating Earnings Guidance

PSEG 2013 Q2 Operating Company Review Caroline Dorsa EVP and Chief Financial Officer

Q2 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  114 $  110 $  0.22 $  0.22
PSE&G
121 101 0.24 0.20
PSEG Energy Holdings/
Enterprise
8 4 0.02 0.01
Operating Earnings*
$  243 $  215 $  0.48 $  0.43
Quarter ended June 30
* See Page A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

$ / share
0.50
0.40
0.30
0.20
0.10
0.00
$0.43
$0.48

PSEG EPS Reconciliation – Q2 2013 versus Q2 2012
Capacity 0.07
Market Prices
on Un-hedged
Generation 0.04
Lower Pricing
on Hedged
Generation (0.11)
Transmission 0.04
Taxes and
Other 0.01
Net
Weather
(0.01)
Q2 2013
Operating
Earnings*
Q2 2012
Operating
Earnings*
PSEG Power PSE&G Energy
Holdings/
Enterprise
Asset Sale
* See Page A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
0.00
0.04
0.01

First Half Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2013 2012 2013 2012
PSEG Power
$  364  $  306 $  0.71 $  0.60
PSE&G
300 298 0.59 0.59
PSEG Energy Holdings/
Enterprise
12 43 0.03 0.09
Operating Earnings*
$  676  $  647   $  1.33 $  1.28
Six months ended June 30
•See Page A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

PSEG EPS Reconciliation – YTD 2013 versus YTD 2012
YTD 2013
Operating
Earnings*
YTD 2012
Operating
Earnings*
Capacity 0.12
Net Price (0.05)
Volume 0.02
Gas Send-Out
and Fixed Cost
Recovery 0.04
O&M (0.01)
D&A (0.01)
PSEG Power
Transmission
Net Earnings 0.07
Distribution
O&M (0.02)
Net
Weather 0.01
Taxes
and Other 0.01
Absence
of Tax
Settlement (0.06)
D&A (0.01)
PSE&G
PSEG Energy
Holdings/
Enterprise
Asset Sale 0.01
Absence
of Tax
Settlement
(0.07)
* See Page A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
0.00
$1.33
(0.06) 0.11
$1.28
0.00
0.25
0.50
0.75
1.00
1.25
1.50

PSEG Power 2013 Q2 Review

PSEG Power – Q2 2013 EPS Summary
* See Page A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
**Includes the financial impact from positions with forward delivery months.
$ millions (except EPS)
Q2 2013 Q2 2012 Variance
Operating Revenues
$  1,190 $  985 $  205
Operating Earnings
114 110 4
NDT Funds Related Activity,
Net of Tax
8 4 4
Mark-to-Market, Net of Tax**
80 (10) 90
Storm O&M, Net of Insurance
Recoveries
2 - 2
Income from Continuing
Operations/Net Income
$  204 $  104 $  100
EPS from Operating Earnings*
$  0.22 $  0.22 $0.00

$0.22
$0.22
0.00
0.10
0.20
0.30
Capacity 0.07
Market Prices
on Un-hedged
Generation 0.04
Lower Pricing
on Hedged
Generation (0.11)
PSEG Power EPS Reconciliation – Q2 2013 versus Q2 2012
Q2 2013
Operating
Earnings*
Q2 2012
Operating
Earnings*
* See Page A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
0.00

PSEG Power – Q2 2013 Generation Measures
7,075
7,147
4,177 4,187
1,454
1,384
0
7,500
15,000
2012 2013
Quarter ended June 30
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage. Includes Hudson and Mercer when run on gas.
PSEG Power – Generation (GWh)
12,706 12,718
Quarter ended June 30
PSEG Power – Capacity Factors (%)
2012 2013
Combined Cycle
PJM and NY 57% 57%
Coal
NJ (Coal/Gas) 14% 8%
PA 64% 70%
CT 3% 3%
Nuclear 87.2% 87.9%

PSEG Power – YTD 2013 Generation Measures
15,045
15,284
8,001
2,585
3,590
8,219
0
10,000
20,000
30,000
2012 2013
Six Months ended June 30
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage.  Includes Hudson and Mercer when run on gas.
PSEG Power – Generation (GWh)
25,849
26,875
Six Months ended June 30
PSEG Power – Capacity Factors (%)
2012 2013
Combined Cycle
PJM and NY 57% 55%
Coal
NJ (Coal/Gas) 8% 13%
PA 63% 78%
CT 3% 19%
Nuclear 92.7% 94.4%

PSEG Power – Fuel Costs
PSEG Power – Fuel Costs
Quarter ended June 30
($ millions) 2012 2013
Coal $39  $30
Oil & Gas
113 160
Total Fossil
152 190
Nuclear 48 52
Total Fuel Cost
$200 $242
Total Generation
(GWh)
12,706 12,718
$ / MWh 15.74 19.03
YTD June 30
($ millions) 2012 2013
Coal $77 $96
Oil & Gas 241 338
Total Fossil 318 434
Nuclear 98 110
Total Fuel Cost $416 $544
Total Generation
(GWh)
25,849 26,875
$ / MWh 16.09 20.24

$0
$10
$20
$30
$40
$50
$60
2011 2012 2013
$49
$43
$43
PSEG Power – Gross Margin Performance
Locational advantage of generating portfolio offset lower prices in hedged products
Q2 spot prices higher across PJM-W, PS Zone, ISO-NE and NYISO
Margins stable with higher capacity pricing offsetting lower net pricing
Migration volumes in line with expectations
PSEG Power Gross Margin ($/MWh)
Quarter ended
June 30
Regional Performance
Region
Q2 2013
Gross
Margin ($M)
2013 Performance
PJM $523
Roll-off of higher priced hedges
offset higher capacity prices versus
a year ago and flat generation
output.
New
England
$15
Higher pricing on flat volume.
New York $12
Higher pricing on flat volume.

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of June 28, 2013. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Volume TWh 17 35 35
Base Load % Hedged 100% 90-95% 50-55%
(Nuclear and Base Load Coal)
Price $/MWh $51 $49 $49
Volume TWh 11 18 17
Intermediate Coal, Combined % Hedged 30-35% 0% 0%
Cycle, Peaking
Price $/MWh $51 $49 $49
Volume TWh 26-28 53-55 52-54
Total % Hedged 70-75% 55-60% 30-35%
Price $/MWh $51 $49 $49
Jul -Dec
2013 2014 2015

PSEG Power – Q2 2013 Highlights
Q2 output was flat year-over-year, reflecting Salem 1 extended refueling and a 6 day forced outage at Hope Creek
Nuclear capacity factor was 87.9% for Q2 and 94.4% for the YTD
Equivalent availability factors for CCGT units restored to pre-Sandy levels near 90%
Output of NJ coal units was 38% coal, 62% gas fueled for the YTD
Operations
Regulatory and Market Environment
Capacity auction results continue to recognize the locational advantage of Power’s assets:
For the 2016/2017 RPM auction, Power cleared 8,637 MW of capacity at an average price of $166/MW-day
Higher spot power prices across PJM, NYISO, and ISO-NE continued in Q2
Remainder of 2013 anticipated base load output hedged at an average price of $51/MWh
Decisions in Federal Court for NJ and MD LCAPP cases pending
Financial
Storm related spending was $22 million pre-tax in Q2, $50 million YTD and $135 million storm-to-date (before insurance recoveries thus far totalling $44 million)
Power’s total debt as a percentage of capital at June 30 was 28%
Power paid at maturity a $300 million, 2.5% senior note in April

PSE&G 2013 Q2 Review

PSE&G – Q2 Earnings Summary
$ millions (except EPS)
Q2 2013 Q2 2012 Variance
Operating Revenues
$  1,423 $  1,407 $  16
Operating Expenses
Energy Costs
580 622 (42)
Operation & Maintenance
369 350 19
Depreciation & Amortization
207 188 19
Taxes Other than Income Taxes
14 20 (6)
Total Operating Expenses
1,170 1,180 (10)
Operating Earnings / Net Income
121 101 20
EPS from Operating Earnings
$  0.24 $  0.20 $  0.04

PSE&G EPS Reconciliation – Q2 2013 versus Q2 2012
Q2 2013
Operating
Earnings
Q2 2012
Operating
Earnings
Transmission
Net Earnings
Taxes and
Other 0.01
Net
Weather (0.01)
$0.24
0.00
0.04
$0.20
0.00
0.10
0.20
0.30

PSE&G – Monthly Summer Weather Data
83
1,242
3,330
179
1,331
2,718
163
754
3,023
0
400
800
1200
1600
2000
2400
2800
3200
3600
4000
April May June
2013 2012 Normal
2013 vs. 2012 vs. Normal
PSE&G Monthly Temperature Humidity Index (THI)
+ 10% Q2 2013 vs. Q2 2012
+ 18% Q2 2013 vs. Normal

PSEG Capital Expenditures 2013-2015
Capital Spending
($ Millions)
Prior
2013-2015E
Updated
2013-2015E
PSE&G
Transmission $3,430 $3,430
Distribution 1,330 1,330
Renewables 140 355
PSE&G Total $4,900 $5,115
Power 1,070 1,070
Other-Renewables 50 50
Other 115 115
PSEG Total $6,135 $6,350
Revised PSE&G 2013-2015 Capital Spending forecast includes new solar programs
Transmission investment represents over 50% of planned capital spend over 2013-2015
*Estimate; Updated 2013-2015 Capital Spending revisions do not reflect the Energy Strong filing, or the $1.5 billion of Transmission hardening.

PSE&G – Q2 2013 Highlights
Operations
BPU approved Solar Agreement to spend up to $247 million on Solar 4 All extension and up to $199 million on Solar Loan III program
Continuing regulatory process on Energy Strong infrastructure proposal to invest
$3.9 billion over the next ten years on electric and gas system hardening and resiliency
Advancing plans for Transmission hardening program of $1.5 billion over 10 years
Construction of major Transmission lines progressing on schedule
PSE&G is earning its authorized return on equity
PSE&G’s capital budget for 2013-2015 revised to $5.1 billion from $4.9 billion, to reflect approval of expanded investment in solar
Issued $500 million,10-year secured MTNs at 2.375% due May 2023
Financial
Q2 winter weather was significantly colder than Q2 2012 but only slightly colder than normal
Q2 summer weather was warmer than Q2 2012 and warmer than normal
A still-slow economy continues to weigh on electric demand; gas demand improving
O&M expected to moderate in second-half 2013
Regulatory and Market Environment

PSEG Energy Holdings/Enterprise 2013 Q2 Review

PSEG Energy Holdings/Enterprise – Q2 2013 Earnings
Summary
$ millions (except EPS)
Q2 2013 Q2 2012 Variance
Operating Earnings
$  8 $   4 $  4
Lease Related Activity
- 2 (2)
Income from Continuing Operations/
Net Income
$  8 $  6 $  2
EPS from Operating Earnings*
$  0.02 $  0.01 $  0.01
* See Page A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.

PSEG Energy Holdings/Enterprise EPS Reconciliation –
Q2 2013 versus Q2 2012
0.00
0.05
Q2 2013
Operating
Earnings*
Q2 2012
Operating
Earnings*
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
$0.02
0.01
$0.01
Asset
Sale

PSEG Energy Holdings/Enterprise – Q2 2013 Highlights
Financial
Expanded LIPA management agreement under consideration
Edison Mission Energy agreement to defer lease decisions until late September
Badger 1 (19 MW) solar farm scheduled to be in service this Fall
Continuing to monetize non-core assets

PSEG

PSEG Financial Highlights
Maintaining 2013 operating earnings guidance of $2.25 - $2.50 per share
Based on financial results to date, we expect operating earnings for the full year to be at the upper end of our guidance range assuming normal weather and unit operations
Focused on maintaining operating efficiency and customer reliability
PSE&G’s operating earnings expected to grow at double-digit rate in 2013, and provide ~50% of consolidated operating earnings
Executing PSE&G’s existing $3.4 billion Transmission capital spending program on schedule – fueling double-digit growth in PSE&G operating earnings through
2015, based on approved programs
PSE&G pursuing Energy Strong, its $3.9 billion, ten-year infrastructure spending program to strengthen electric and gas distribution, communications, and customer reliability and resiliency.  In addition, PSE&G plans to invest $1.5 billion during this time-frame to harden its Transmission system
Financial position remains strong
Positive cash from Power and increasing cash flow from PSE&G supports dividend growth and funds capital spending program without the need to issue equity
Debt as a percentage of capital was 41.2% at June 30, 2013
Long history of returning cash to the shareholder through the common dividend, with opportunity for future growth

PSEG 2013 Operating Earnings Guidance - By Subsidiary
$ millions (except EPS)
2013E 2012A
PSEG Power
$535 – $600 $644
PSE&G
$580 – $635 $528
PSEG Energy
Holdings/Enterprise
$25 – $35   $64
Operating Earnings*
$1,140 – $1,270 $1,236
Earnings per Share
$2.25 – $2.50 $2.44
* See Slide A for Items excluded from Income from Continuing Operations/Net Income to reconcile to Operating Earnings.
E = Estimate     A = Actual

PSEG Liquidity as of June 30, 2013
Expiration Total Available
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Mar-18 $600 1 $170 $430
5-Year Credit Facility (Power) Mar-17 $1,600 $54 $1,546
5-Year Credit Facility (Power) Mar-18 $1,000 2 $0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Mar-17 $500 $5 $495
5-year Credit Facility (PSEG) Mar-18 $500 3 $0 $500
Total $4,300 $329 $3,971
1
PSE&G Facility to be reduced by $29M on April 15, 2016
$114
2
Power Facility to be reduced by $48M on April 15, 2016
*PSE&G ST Investment $0
3
PSEG Facility to be reduced by $23M on April 15, 2016
Total Liquidity Available $4,085
Total Parent / Power Liquidity $3,655
PSEG /
Power
*PSEG Money Pool ST Investment

Items Excluded from Income from Continuing Operations/Net
Income to Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Income from Continuing Operations/Net Income.
A
2013 2012 2013 2012 2012 2011
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 8 $            4 $          17 $          9 $          52 $          50 $
80 (10) (25) 42 (10) 107
Lease Related Activity (PSEG Energy Holdings) - 2 - 6 36 (173)
Storm O&M, net of insurance recoveries (PSEG Power) 2 - (15) - (39) -
Gain on Sale of Qwest Building (PSEG Energy Holdings) - - - - - 34
Total Pro-forma adjustments 90 $           (4) $         (23) $         57 $        39 $          18 $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.02 $        0.01 $     0.04 $       0.02 $     0.10 $       0.10 $
Gain (Loss) on MTM
(a)
(PSEG Power) 0.16 (0.02) (0.05) 0.08 (0.02) 0.21
Lease Related Activity (PSEG Energy Holdings) - - - 0.01 0.07 (0.34)
Storm O&M, net of insurance recoveries (PSEG Power) - - (0.03) - (0.08) -
Gain on Sale of Qwest Building (PSEG Energy Holdings) - - - - - 0.06
Total Pro-forma adjustments 0.18 $        (0.01) $    (0.04) $      0.11 $     0.07 $       0.03 $
(a) Includes the financial impact from positions with forward delivery months.
Three Months Ended Six Months Ended Year Ended
June 30, June 30, December 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Income from Continuing Operations/Net Income to Compute Operating Earnings
(Unaudited)
Pro-forma Adjustments, net of tax
Gain (Loss) on Mark-to-Market (MTM) (a)
(PSEG Power)